WEST UNIVERSITY FUND, INC.
                                  ANNUAL REPORT
                                DECEMBER 31, 1998



                                                        January 20,1999


Dear Shareholder:

The West University Fund's total return for the year ending December 31, 1998 was (4.70%). This compares to 8.44% for the Lehman Government/Corporate Intermediate Bond Index, 28.58% for the Standard & Poors 500 Index and (2.55%) for the Russell 2000 Index.

After two years of producing fine risk adjusted returns our third year of operations was a big disappointment. I have run this fund with the clear goal of preservation of capital with above average income, and I failed to deliver in 1998. I am not one to make excuses, simply stated I made some poor decisions in 1998. Fortunately our losses were not disastrous, and I believe we are back on track based on our performance 5.56% for the last 4 months of 1998.

Our portfolio is well diversified and quite defensive. At year end we had $493,344.00 in option premiums versus $2,243,969.00 in common stocks. I call this our hedge ratio, and it shows the cushion of downside protection for our stock investments is over 20%. I am very happy with each and every company we own. They were purchased based on their pure fundamental values as solid on-going businesses.

Years ago one of the partners of the firm I worked for told me the most interesting aspect of our work was current events. What is going on around the world is living history and we are first hand witnesses to the social, political and economic events of the day. As an American history major and a neophyte investor trying to understand the financial markets I took this comment to heart. It is truly fascinating to study history, but no seat is better than the front row center one we all share.

Here are a couple of economic current events I have observed recently.
1) Corporate profits showed no growth in 1998. The Asian economic problems and a severe lack of pricing power eliminated corporate profit growth. The market has absolutely no concerns over future profit growth with the S & P 500 index trading at 32 times earnings. Should we be concerned over these valuation levels? According to a recent Wall St. Journal article by economist Michael Edesess, apparently not- "But isn't it possible that historical market levels were too low? In the past, the information investors needed to assess the value of an investment was far less readily available than it is today. Investments may, as a result, have seemed more risky than they really were. Investors may have been too cautious to anticipate the high corporate earnings growth rates that subsequently came to pass." Mr. Edesess may be correct, but isn't it the nature of the financial markets to be too cautious at bottoms and too optimistic at tops? If a 32 times earnings multiple is justified we should see double digit earnings growth return soon. Stay tuned!

                                Page 2

2) There are about six million on-line brokerage accounts in the U.S., and experts predict that by 2001 on-line investors will account for 40% to 50% of all retail trades I think this is fantastic for the long term investor who wants to save on transaction costs. I also believe it is a financial death trap for the large majority of day traders. The Internet gives you better execution, lower costs and a lot of free information, nothing more. It's no better than the free bus rides you can get to Atlantic City from Philadelphia or New York, and you don't even get a free roll of quarters.
I used to think this type of day trading was harmful only to those invoved, but now I am not sure. The volatility on individual stocks and the market in general is incredible. It used to be these swings were simply part of higher prices, and were not higher percentage movements. We have gone way past this. Perhaps more importantly the market capitalizations of these highly traded stocks is now in the many, many billions of dollars.

One of the most successful mutual funds of all times is the Sequoia Fund. The fund was started in mid 1970, and suffered four straight years of underperforming the S.& P. 500 index. $10,000 invested in July of 1970 was worth $10,000 in July of 1974. Here is an interesting quote from their 1996 first quarter report "When we are asked what is a fair period over which to judge a manager, we start with a minimum of three years and obviously would not be writing this letter if our loyal holders back then had not given us five years. Investing is clearly a marathon with many obstacles along the way rather than a mile race on a flat track." I make no comparisons to Sequia other than we are a young fund that has stumbled. It is inherent in this business that you will have periods of underperfomance and losses no matter what the market is doing.

As always, thank you for your patience and confidence, and I look forward to a successful 1999.

Sincerely,
Richard P. Cancelmo, Jr.


                                    Page 3


WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Common Stocks

Basic Materials-9.48%

A. Schulman 2,500 shares
Market value $56,719
Options written
25 March 15 calls
Market value $19,375
Exp. 03-99

Asarco 2,000 shares
Market value $30,125
Options written
20 June 15 calls
Market value $3,125
Exp. 06-99

Morton International 2,000 shares
Market value $49,000
Options written
20 May 20 calls
Market value $10,250
Exp. 05-99

Newmont Mining 5,000 shares
Market value $90,000
Options written
20 March 17.5 calls
Market value $5,875
Exp. 03-99

30 March 20 calls
Market value $6,000
Exp. 03-99

Worthington Ind. 8,000 shares
Market value $100,000
Options written
40 March 12.5 calls
Market value $3,750
Exp. 03-99

40 June 10 calls
Market value $12,250
Exp. 06-99

Basic Materials
Total Market value stocks $325,844
Total Market value calls $60,625

Capital Goods-7.02%

AMP Inc. 1,500 shares
Market value $78,094
Options written
15 Feb. 25 calls
Market value $40,687
Exp. 02-99

Aviall, Inc.*. 4,000 shares
Market value $47,000
Options written
30 June 10 calls
Market value $7,875
Exp. 06-99

Crown Cork & Co. 2,000 shares
Market value $61,625
Options written
20 April 25 calls
Market value $13,000
Exp. 04-99

Federal Signal Corp. 2,000 shares
Market value $54,750
Options written
20 May. 20 calls
Market value $15,000
Exp. 15-99

Capital Goods
Total Market value stocks $241,469
Total Market value calls $76,562

Consumer Cyclicals-9.63%

Dress Barn* 3,000 shares
Market value $45,562
Options written
30 April 10 calls
Market value $16,125
Exp. 04-99

Enesco Group, Inc. 2000 shares
Market value $46,375
Options written
20 Feb. 22.5 calls
Market value $4,250
Exp. 02-99

Jackpot Enterprises 4,000 shares
Market value $37,750
Options written
40 Mar. 10 calls
Market value $1,750
Exp. 03-99

Pep Boys 2,500 shares
Market value $39,219
Options written
25 July 12.5 calls
Market value $9,219
Exp. 07-99

TBC Corp* 18,000 shares
Market value $128,250

Toy's R Us* 2,000 shares
Market value $33,750
20 June 15 calls
Market value $6,875
Exp. 06-99

Consumer Cyclicals
Total Market value stocks $330,906
Total Market value calls $38,219



Consumer Staples-14.40%

AMC Entertainment* 8,000 shares
Market value $168,500
Options written
40 March 12.5 calls
Market value $36,000
Exp. 03-99

Chris Craft Inc. 1,500 shares
Market value $72,281
Options written
15 Jan. 45 calls
Market value $5,062
Exp. 01-99

International Flavors & Fragrances 1,500 shares
Market value $67,125
Options written
15 May 30 calls
Market value $22,406
Exp. 05-99

Kelly Services Inc. 3,000 shares
Market value $95,250
Options written
30 May 22.5 calls
Market value $27,750
Exp. 05-99

*Non-Income Producing Security
The accompanying notes are an integral
part of these financial statements

                                  Page4
WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Common Stocks (continued)

Sbarro, Inc. 1,500 shares
Market value $39,188
Options written
15 March 17.5 calls
Market value $13,500
Exp. 03-99

Wallace Computer Services 2,000 shares
Market value $52,625
Options written
20 March 15 calls
Market value $22,750
Exp. 03-99

Consumer Staples
Total Market value stocks $494,969
Total Market value options $127,468


Energy-3.45%


Bellwether Exp.* 8,000 shares
Market value $39,500
Options written
80 Jan. 7.5 calls
Market value $750
Exp. 01-99

Helmerich & Payne 2,000 shares
Market value $38,500
Options written
20 June 20 calls
Market value $4,375
Exp. 06-99

Nabors Ind.* 3,000 shares
Market value $40,500
Options written
30 June 10 calls
Market value $13,688
Exp. 06-99

Energy
Total Market value stocks $118,500
Total Market value calls $18,813


Financials-8.34%

Leucadia National 6,000 shares
Market value $188,250
Options written
30 June 25 calls
Market value $23,625
Exp. 06-99

30 March 30 calls
Market value $9,188
Exp. 03-99

Loews Corp. 1,000 shares
Market value $98,500
Options written
10 March 80 calls
Market value $19,250
Exp. 03-99

Financials
Total Market value stocks $286,750
Total Market value calls $52,063


Mutual Funds-1.19%

MFS Int. Income Fund 6000 shares
Market value $40,875


Real Estate-2.30%

Kimco Realty Corp. 2,000 shares
Market value $79,125
Options written
20 March 35 calls
Market value $10,625
Exp. 03-99

Technology-3.67%

Compaq Computer 3,000 shares
Market value $126,188
Options written
30 Jan. 20 calls
Market value $66,750
Exp. 01-99

*Non Income Producing Security
The accompanying notes are an
integral part of these financial statements

WEST UNIVERSITY FUND, INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
(Common Stocks Continued)


Transportation-1.54%

Werner Enterprises* 3,000 shares
Market value $53,062
Options written
30 June 12.5 calls
Market value $16,875
Exp. 06-99


Utilities-4.26%

MCN Energy 2,000 shares
Market value $38,125
Options written
20 Feb. 15 calls
Market value $8,375
Exp. 02-99

Northern States Power 2,000 shares
Market value $55,500
Options written
20 June 25 calls
Market value $7,125
Exp. 06-99

Pacific Corp. 2,500 shares
Market value $52,656
Options written
25 May 17.5 calls
Market value $9,844
Exp. 05-99

Utilities
Total Market value stocks $146,281
Total Market value calls $25,344


Total Equities-65.28%
(Cost $2,113,215)
Market value $2,243,969


Total Option Contracts Written-(14.35%)
Premiums received: ($327,316)
Market value ($493,344)



Short Term Investments
Variable Demand Notes

American Family-4.65%   $160,000
(cost: $160,000)

Firstar-4.65%           $160,000
(cost: $160,000)

General Mills-4.65%     $160,000
(cost: $160,000)

Pitney Bowes-4.65%      $160,000
(cost: $160,000)

Sara Lee-4.65%          $160,000
(cost: $160,000)

Warner Lambert-1.74%    $59,846
(cost: $59,846)

*Non Income Producing Security
The accompanying notes are an
integral part of these financial statements

WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31,1998
(continued)

Wisconsin Corp. C. U.-4.65%    $160,000
(cost: $160,000)

Total Variable Demand Notes    $1,019,846


Commercial Paper

Ford Motor- 4.62%              $158,733
(cost: $158,733)

GE- 4.62%                      $158,703
(cost: $158,703)

General Motors- 5.23%          $179,708
(cost: $179,708)

Paine Webber- 5.07%            $174,186
(cost: $174,186)


Total Commercial Paper         $671,330


Total Short Term Investments -49.19%     $1,691,176
(cost: $1,691,176)


Other Assets and Liabilities Net -(.13%)    ($4,440)

Net Assets -100%             $3,437,361

The accompanying notes are an
integral part of these financial statements

WEST UNIVERSITY FUND, INC.
STATEMENT OF ASSETS AND
LIABILITIES
DECEMBER 31, 1998


ASSETS
Investments in securities, at market value            $2,243,969
(cost: $2,113,215)
Variable demand notes and
commercial paper at market value                      $1,691,176
(cost: $1,691,176)

Receivables:
Dividends                                              $3,400
Interest                                               $3,609
Total Assets                                           $3,942,154

LIABILITIES
Covered call options written, at market value          $493,344
(Premiums received: $327,316)
Accrued expenses                                       $11,449
Total Liabilities                                      $504,793

NET ASSETS                                             $3,437,361
Net asset value per share ($3,437,361 / 354,215 shares outstanding)

COMPONENTS OF NET ASSETS
Common stock, $1.00 par value; 10,000,000 shares authorized,
 354,215 shares issued and outstanding                 $354,215
Paid-in capital                                        $3,315,425
Net investment losses                                  ($197,005)
Net unrealized (depreciation)
on investments                                         ($35,274)

NET ASSETS                                              $3,437,361

The accompanying notes are an integral part of these financial statements.

WEST UNIVERSITY FUND, INC.
STATEMENT OF OPERATIONS
DECEMBER 31, 1998

INCOME:
Interest                                         $82,688
Dividends                                        $33,027

EXPENSES:
Management fee                                   $37,097
Accounting fee                                   $8,475
Audit and tax consulting fees                    $7,300
Custodian fees                                   $5,986

Total Expenses                                   $58,858

Net Investment Income                            $56,857

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments        ($198,767)
Net decrease in unrealized appreciation($52,429)

Net loss on investments                      ($251,196)

Net decrease in net assets
resulting from operations                    ($194,339)

The accompanying notes are an integral
part of these financial statements.

WEST UNIVERSITY FUND, INC.
STATEMENT OF CHANGES
IN NET ASSETS
DECEMBER 31,1998

                                        Year ended            Year ended
                                         12-31-98              12-31-97
OPERATIONS:
Net investment income                     $56,857               $41,592
Net realized (loss) gain on investments  ($198,767)             $234,551
Net (decrease) increase in
unrealized appreciation                  ($52,429)              ($6,062)
Net (decrease) increase in net assets
resulting from operations                ($194,339)              $270,081

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($56,868)               ($41,590)
Distributions from net realized gains     $0                     ($232,779)
Total distributions                      ($56,868)               ($274,369)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (40,865 and
158,253, respectively)                    $437,033                $1,675,696
Increase from shares issued in
reinvested distributions                  $42,325                 $209,797
Cost of shares redeemed                  ($332,021)              ($377,425)
Net increase in net assets derived from
capital share transactions                $147,337                $1,508,068
Net (decrease) increase in net assets    ($103,870)               $1,503,780
NET ASSETS AT BEGINNING
OF YEAR                                   $3,541,231              $2,037,451
NET ASSETS AT
END OF YEAR                               $3,437,361              $3,541,231

The accompanying notes are an integral part of these financial statements

WEST UNIVERSITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

West University Fund, Inc. (the"fund"), was incorporated under the laws of the State of Texas on October 25,1995 and commenced investment activity in February 1996. The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The following is a summary of the fund's significant accounting policies.

Basis of Accounting- The accounting records of the fund and its financial statements are maintained and prepared on the accrual basis under generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires manage-ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation- Investments and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day, at the mean between the last current bid and asked prices.

Investment Income and Securities Transactions- Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on an identified cost basis for both financial statement and Federal income tax purposes.

Option Accounting Principles- When the fund writes a call option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Fund Share Valuation- Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York
Stock Exchange on each day the Exchange is open for trading by dividing the total value of the fund's investments and other assets, less the sum of liabilities and the value of outstanding call options, by the number of fund shares outstanding.

Federal Income Taxes- It is the fund's intention to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

Custodian- The fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement the fund will forward to the Custodian
                                 Page 11

 the proceeds of each purchase of fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the fund.

NOTE 2.- INVESTMENT ADVISORY AGREEMENT
AND "AFFILIATED PERSONS"

Cancelmo Capital Management, Inc. (the "Adviser") is the investment adviser of the fund. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of all options and making recommendations to the Fund's board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual fee equal to 1.0% of average daily net assets. The Adviser will reduce its fees to limit the total annual expenses of the Company (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.

NOTE 3- CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were
354,215 shares of $1.00 par value capital stock authorized and capital paid-in aggregated $3,315,425.

Transactions in capital stock were as follows:


                                Shares                    Amounts
                           1998      1997            1998        1997


Shares sold               40,865    158,253        $437,033      $1,675,696

Shares issued
in reinvestment
of dividends               4,382      20,310        $42,325       $209,797
                           45,247     178,563       $479,358     $1,885,493

Shares
redeemed                   11,307     35,773        $332,021     $377,425

Net increase               33,940     142,790       $147,337     $1,508,068

NOTE 4.- INVESTMENT ACTIVITY

For the years ended December 31,1998, purchases of investment securities (excluding short term investments) totaled $5,816,417 and proceeds from sales totaled $5,251,589.

As of December 31, 1998, and 1997, portfolio securities valued at $1,978,844 and $2,497,163 respectively were held in escrow by the custodian in connection with covered call options written by the Fund.


                                  Number of Contracts         Premiums


Outstanding at beginning of year         1,199                $367,343
Call options written                     3,095                $1,032,179
Call options terminated in closing
purchase transactions                   (1,205)              ($462,464)
Call options expired                      (964)              ($238,156)
Call options exercised                  (1,230)              ($371,586)

Outstanding at December 31, 1998           895                $327,316

WEST UNIVERSITY FUND, INC.
SUPPLEMENTARY INFORMATION
DECEMBER 31,1998

SELECTED PER SHARE DATA AND RATIOS

                                   1998             1997            1996


Net asset value at
beginning of period                $10.35           $10.21          $10.00

Income from investment operations:
Net investment income                $.16             $.12            $.09
Distributions from net
investment income                   ($.16)           ($.12)          ($.09)
Net realized and unrealized gain
(loss) on securities                ($.65)            $.82            $.80
Distributions from realized
gains on securities                  $0              ($.64)          ($.59)

Net asset value at
end of year                          $9.70            $10.35          $10.21

Total return                         (4.70)%            9.73%          9.71%*

Ratios/Supplemental Data:
Net assets at end of
year(in thousands)                   $3,437            $3,541          $2,037
Expenses to average
net assets                            1.59             1.75              1.82
Net investment income before
taxes to average net assets           1.53             1.36              1.19
Portfolio turnover rate              218.49%          188.53%        101.38%
Average commission rate**            .0441           .0463            .0446

*Annualized
** The formula for calculating the average commission rate is total commission paid divided by total shares purchased and sold. Each option contract is 100 shares.

WEST UNIVERSITY FUND, INC.
FINANCIAL STATEMENTS
December 31, 1998 and 1997

Independent Auditors' Report

January 14, 1999

To the Shareholders and Board of Directors,
West University Fund, Inc.
Houston, Texas

We have audited the accompanying statement of assets and liabilities of West University Fund, Inc., (a Texas corporation), including the schedule of portfolio investments, as December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred above present fairly, in all material respects, the financial position of West University Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years then ended, in conformity with generally accepted accounting principles.

WEST UNIVERSITY FUND, INC
DECEMBER 31,1998


                         Growth of a $10,000 Investment

February 1, 1996 to December 31,1998

S&P 500-$19,966
Lehman Gov./Corp.Int. Index-$12,068
West University Fund, Inc.-$11,387


West University Fund, Inc.
Average Annual Total Returns
December 31,1998

One Year-9.78%
Two Years-9.77%
Three Years-4.55%

Past performance is not predictive of future performance

INVESTMENT ADVISER
Cancelmo Capital Management, Inc.
3030 University Boulevard
Houston, Texas 77005
713-666-1652
800-465-5657

CUSTODIAN
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201
414-765-4124

INDEPENDENT AUDITORS
Simonton, Kutac and Barnidge, L.L.P.
Certified Public Accountants
1010 Lamar, Suite 850
Houston, Texas 77002

This report is submitted for the information of shareholders of the fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.